UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 21, 2005

THE CORPORATE EXECUTIVE BOARD COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24799 (Commission File Number)	52-2056410 (IRS Employer Identification No.)

2000 Pennsylvania Avenue, NW Suite 6000, Washington, DC (Address of Principal Executive Offices)	20006 (Zip Code)

(202) 777-5000
(Registrant’s Telephone Number,
Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

The Chief Executive Officer’s bonus compensation for the year ended December 31, 2004 had not been finalized at the time the Company filed its Annual Report on Form 10-K. Incentive compensation for the Chief Executive Officer is determined by the independent directors on the Company’s Board and based upon the recommendation of the Compensation Committee. On March 21, 2005, the independent directors of the Board of Directors of the Corporate Executive Board Company (the Company) approved an incentive compensation payment of $550,000 to the Chief Executive Officer of the Company for his performance during 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company

By: /s/ Timothy R. Yost

Timothy R. Yost
Chief Financial Officer

Date: March 23, 2005